Exhibit 10.2

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of  April 30, 2014 and entered into by and among CAL DIVE INTERNATIONAL, INC., a Delaware corporation ("CDII"), CAL DIVE OFFSHORE CONTRACTORS, INC., a Delaware corporation ("CDOCI"), AFFILIATED MARINE CONTRACTORS, INC., a Delaware corporation ("AMCI"), FLEET PIPELINE SERVICES, INC., a Delaware corporation ("FPSI"), GULF OFFSHORE CONSTRUCTION, INC., a Delaware corporation ("GOCI") and CDI RENEWABLES, LLC, a Delaware limited liability company ("CRL" and, together with CDII, CDOCI, AMCI, FPSI and GOCI, collectively, the "Borrower"), the lenders party hereto and ABC FUNDING, LLC, a Delaware limited liability company, as Administrative Agent (the "Administrative Agent"), and is made with reference to that certain Credit Agreement, dated as of June 27, 2013 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), by and among the Borrower, the Lenders (as defined in therein), and the Administrative Agent.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.
RECITALS:
WHEREAS, the Borrower has requested that the 2014 Loan Maturity Date under the Credit Agreement be extended from April 30, 2014 to May 30, 2014, subject to certain conditions subsequent and as otherwise set forth herein; and
WHEREAS, the Lenders have agreed to such amendment requested by the Borrower on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section 1.                          AMENDMENT

In accordance with Section 9.01 of the Credit Agreement, upon the occurrence of the Amendment Effective Date (as defined in Section 2 hereof), the Credit Agreement is amended as follows:
1.  The definition of "2014 Loan Maturity Date" is amended and restated in its entirety to read as follows:
""2014 Loan Maturity Date" means the earlier of (x) May 30, 2014 and (y) the first date of an occurrence of an Event of Default."
2. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:
""Second Amendment" means that certain Second Amendment to Credit Agreement, dated as of April 30, 2014 by and among the Borrower, the Lenders and the Administrative Agent."

"Second Amendment Effective Date" means the "Amendment Effective Date" of the Second Amendment."
Section 2.                          CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date first set forth above subject to the satisfaction (or waiver by each Lender) of each of the following conditions (the date of such satisfaction or waiver of such conditions being referred to herein as the "Amendment Effective Date"):
(a)            the Borrower, the Lenders and the Administrative Agent shall have signed and returned a counterpart hereof (whether the same or different counterparts).

Section 3.                          BORROWER'S REPRESENTATIONS

(a)            Representations.  The representations and warranties of each Loan Party contained in Article V of the Credit Agreement and in any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 3(a), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(b)            No Default.  As of the date hereof and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(c)            Power and Authority; Enforceability.  Each Loan Party has all requisite corporate or equivalent power and authority to execute, deliver and perform its obligations under this Amendment.  The execution, delivery and performance by each Loan Party of this Amendment has been duly authorized by all necessary corporate or equivalent action; and this Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, except as such enforcement may be limited by Debtor Relief Laws and similar Laws affecting creditors' rights generally or providing relief for debtors and subject to general principles of equity.

Section 4.                          MISCELLANEOUS

(a)            Fees and Expenses.  The Borrower shall pay or otherwise reimburse the Lenders and the Administrative Agent for all of their fees and expenses, including, without limitation, reasonable fees and expenses of counsel, incurred in connection with the negotiation and documentation of this Amendment.

(b)            Loan Document.  This Amendment is a Loan Document.  All references in the Credit Agreement, in any of the other Loan Documents and in any other document or instrument incidental hereto or thereto shall, on and after the Amendment Effective Date, be deemed to mean and refer to the Credit Agreement, as amended pursuant to this Amendment.

(c)            Affirmation and Confirmation.  Each Loan Party, by its signature below, hereby ratifies the Credit Agreement as amended by this Amendment and (i) agrees that, notwithstanding the effectiveness of this Amendment, the Credit Agreement and the Security Documents continue to be in full force and effect (except, in the case of the Credit Agreement, to the extent expressly amended hereby), and such party remains bound by all terms of the Credit Agreement applicable to it as amended by this Amendment, and (ii) affirms and confirms (x) its obligations under each of the Loan Documents to which it is a party and (y) the pledge of and/or grant of a security interest (upon the occurrence of the Lien Trigger Date and if permitted by Section 6.17 of the Credit Agreement) in its assets as Collateral to secure such Obligations, all as provided in the Loan Documents as originally executed, and acknowledges and agrees that such pledge and/or grant (upon the occurrence of the Lien Trigger Date and if permitted by Section 6.17 of the Credit Agreement) continues in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents.

(d)            Limited Amendment.  The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute an amendment of any provision of, or operate as an amendment of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.  This Amendment shall not establish a custom or waive, limit or condition the rights and remedies of any Lender under the Loan Documents, all of which rights and remedies are expressly reserved.

(e)            No Actions, Claims, Etc.  As of the date hereof, the Borrower acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages or liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders or the Administrative Agent's or any Lender's respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

(f)            General Release.  In consideration of the Administrative Agent's and the Lenders' willingness to enter into this Amendment, each Loan Party hereby releases and forever discharges the Administrative Agent, the Lenders and each of the Administrative Agent's and each Lender's respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives and affiliates (all of the above, collectively, the "Lender Group"), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted (all of the above, collectively, "Claims") that existed, arose or occurred at any time from the beginning of the world to the date of execution of this Amendment, which any Loan Party may have or claim to have against any of the Lender Group in any way related to or connected with the Loan Documents and the transactions contemplated thereby, except to the extent that any such Claim is determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of the Lender Group.

(g)            Further Assurances.  The Borrower agrees promptly to take such action, upon the request of any Lender or the Administrative Agent, as is necessary to carry out the intent of this Amendment.

(h)            Entire Agreement.  This Amendment and the other Loan Documents represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements among the parties

(i)            Headings.  Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

(j)            GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(k)            Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, service of process and waiver of jury trial provisions set forth in Section 9.14(b), (c) and (d) and Section 9.15 of the Credit Agreement are incorporated by reference herein, mutatis mutandis.

(l)            Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.
CAL DIVE INTERNATIONAL, INC.
By:	/s/ Brent Smith
Name:	Brent Smith
Title:	CFO

CAL DIVE OFFSHORE CONTRACTORS, INC.
By:	/s/ Brent Smith
Name:	Brent Smith
Title:	CFO

AFFILIATED MARINE CONTRACTORS, INC.
By:	/s/ Brent Smith
Name:	Brent Smith
Title:	CFO

FLEET PIPELINE SERVICES, INC.
By:	/s/ Brent Smith
Name:	Brent Smith
Title:	CFO

GULF OFFSHORE CONSTRUCTION, INC.
By:	/s/ Brent Smith
Name:	Brent Smith
Title:	CFO

CDI RENEWABLES, LLC
By:	/s/ Brent Smith
Name:	Brent Smith
Title:	CFO

LENDERS: SUMMIT PARTNERS CREDIT FUND, L.P., as a Lender
By:	Summit Partners Credit GP, L.P.
Its:	General Partner

By:	/s/ Todd Hearle
Name:	Todd Hearle
Title:	Authorized Signatory

SUMMIT PARTNERS CREDIT FUND A-1, L.P., as a Lender
By:	Summit Partners Credit A-1 GP, L.P.
Its:	General Partner

By:	/s/ Todd Hearle
Name:	Todd Hearle
Title:	Authorized Signatory

SUMMIT PARTNERS CREDIT OFFSHORE INTERMEDIATE FUND, L.P., as a Lender
By:	Summit Partners Credit GP, L.P.
Its:	General Partner

By:	/s/ Todd Hearle
Name:	Todd Hearle
Title:	Authorized Signatory

SUMMIT INVESTORS I, LLC, as a Lender
By:	Summit Investors Management, LLC
Its:	Manager

By:	Summit Partners, L.P.
Its:	Manager

By:	Summit Master Company, LLC
Its:	General Partner

By:	/s/ Todd Hearle
Name:	Todd Hearle
Title:	Authorized Signatory

SUMMIT INVESTORS I (UK), L.P., as a Lender
By:	Summit Investors Management, LLC
Its:	General Partner

By:	Summit Partners, L.P.
Its:	Manager

By:	Summit Master Company, LLC
Its:	General Partner

By:	/s/ Todd Hearle
Name:	Todd Hearle
Title:	Authorized Signatory

Acknowledged and agreed: ADMINISTRATIVE AGENT: ABC FUNDING, LLC, as Administrative Agent
By:	Summit Partners Credit Advisors, L.P.
Its:	Manager

By:	Summit Master Company, LLC
Its:	General Partner

By:	/s/ Todd Hearle
Name:	Todd Hearle
Title:	Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]